REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING
FIRM

Board of
Trustees of Two
Roads Shared
Trust
and
Shareholders of
Redwood
Managed
Volatility Fund
Redwood
Managed
Municipal
Income Fund
Redwood
AlphaFactor
Core Equity
Fund
Redwood
AlphaFactor
Tactical Core
Fund

In planning and
performing our
audits of the
financial
statements of
Redwood
Managed
Volatility Fund
as of and for the
year ended
October 31,
2017, and of
Redwood
Managed
Municipal
Income Fund,
Redwood
AlphaFactor
Core Equity
Fund and
Redwood
AlphaFactor
Tactical Core
Fund as of
October 31,
2017 and for
the period
March 9, 2017
(date of
commencement
of operations)
through
October 31,
2017 (four of
the funds in the
Two Roads
Shared Trust)
(collectively, the
Funds), in
accordance with
the standards of
the Public
Company
Accounting
Oversight
Board (United
States), we
considered the
Funds internal
control over
financial
reporting,
including
controls over
safeguarding
securities, as a
basis for
designing audit
procedures for
the purpose of
expressing an
opinion on the
financial
statements and
to comply with
the
requirements of
Form N-SAR,
but not for the
purpose of
expressing an
opinion on the
effectiveness of
the Funds
internal control
over financial
reporting.
Accordingly, we
express no such
opinion.

Management of
the Funds are
responsible for
establishing and
maintaining
effective
internal control
over financial
reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to
assess the
expected
benefits and
related costs of
controls. A
funds internal
control over
financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and
the preparation
of financial
statements for
external
purposes in
accordance with
generally
accepted
accounting
principles. A
funds internal
control over
financial
reporting
includes those
policies and
procedures that
(1) pertain to
the maintenance
of records that,
in reasonable
detail, accurately
and fairly reflect
the transactions
and dispositions
of the assets of
the fund; (2)
provide
reasonable
assurance that
transactions are
recorded as
necessary to
permit
preparation of
financial
statements in
accordance with
generally
accepted
accounting
principles, and
that receipts and
expenditures of
the fund are
being made only
in accordance
with
authorizations
of management
and directors of
the fund; and
(3) provide
reasonable
assurance
regarding
prevention or
timely detection
of unauthorized
acquisition, use,
or disposition
of the funds
assets that could
have a material
effect on the
financial
statements.

Because of its
inherent
limitations,
internal control
over financial
reporting may
not prevent or
detect
misstatements.
Also,
projections of
any evaluation
of effectiveness
to future
periods are
subject to the
risk that
controls may
become
inadequate
because of
changes in
conditions, or
the degree of
compliance with
policies and
procedures may
deteriorate.

?
A deficiency in
internal control
over financial
reporting exists
when the design
or operation of
a control does
not allow
management or
employees, in
the normal
course of
performing their
assigned
functions, to
prevent or
detect
misstatements
on a timely
basis. A material
weakness is a
deficiency, or a
combination of
deficiencies, in
internal control
over financial
reporting, such
that there is a
reasonable
possibility that a
material
misstatement of
the Funds
annual or
interim financial
statements will
not be
prevented or
detected on a
timely basis.

Our
consideration of
the Funds
internal control
over financial
reporting was
for the limited
purpose
described in the
first paragraph
and would not
necessarily
disclose all
deficiencies in
internal control
over financial
reporting that
might be
material
weaknesses
under standards
established by
the Public
Company
Accounting
Oversight
Board (United
States).
However, we
noted no
deficiencies in
the Funds
internal control
over financial
reporting and
their operation,
including
controls over
safeguarding
securities, that
we consider to
be material
weaknesses as
defined above
as of October
31, 2017.

This report is
intended solely
for the
information and
use of
management
and the Board
of Trustees of
the Two Roads
Shared Trust
and the U.S.
Securities and
Exchange
Commission,
and is not
intended to be
and should not
be used by
anyone other
than these
specified
parties.


/s/ GRANT
THORNTON
LLP


New York, New
York
December 29,
2017